                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething, John P. Gruber and Carol Edwards Dunn, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors(R) Separate Account C under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors(R) Separate Account C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: May 8, 2002                           /s/ Charles Richard Scheper
                                            Charles Richard Scheper
                                            President, Chief Executive Officer,
                                            & Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething, John P. Gruber and Carol Edwards Dunn, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors(R) Separate Account C under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors(R) Separate Account C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: May 8, 2002                                         /s/ S. Craig Linder
                                                          S. Craig Lindner,
                                                          Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething, John P. Gruber and Carol Edwards Dunn, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors(R) Separate Account C under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors(R) Separate Account C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: May 8, 2002                         /s/ Mark F. Muething
                                          Mark F. Muething
                                          Executive Vice President,
                                          General Counsel, Secretary & Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints John P. Gruber and Carol Edwards Dunn, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors(R) Separate Account C under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors(R) Separate Account C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: May 8, 2002                              /s/ David B. Rich
                                               David B. Rich
                                               Director, Chief Operating Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething, John P. Gruber and Carol Edwards Dunn, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors(R) Separate Account C under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors(R) Separate Account C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: May 8, 2002                               /s/ Christopher P. Miliano
                                                Christopher P. Miliano,
                                                Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby makes, constitutes and appoints Mark F. Muething, John P. Gruber and Carol Edwards Dunn, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Annuity Investors(R) Separate Account C under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of Annuity Investors(R) Separate Account C, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

Date: May 8, 2002                               /s/ Teresa C. Caprio
                                                Teresa C. Caprio
                                                Vice President & Treasurer